                                                                      Exhibit 21
                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1997

                                        STATE OR OTHER          OTHER NAME(S)
                                       JURISDICTION OF           UNDER WHICH
                                       INCORPORATION OR        SUBSIDIARY DOES
NAME OF SUBSIDIARY                       ORGANIZATION             BUSINESS
------------------                     ----------------        ---------------

A. M. Exports Limited                    United Kingdom             None

*Amity Technology L.L.C.                 Minnesota                  None

Austoft Holdings Limited                 Australia                  None

Austoft Inc.                             Florida                    None

Austoft Industries Limited               Australia                  None

Brahma Steyr Tractors Limited            India                      None

Brascor Corretora de Seguros,            Brazil                     None
Participacoes e Servicos S.A.

Brastoft Maquinas E Systemas             Brazil                     None
Agro-Industriais S.A.

C.W., Inc.                               North Dakota               None

Case (Barbados) FSC, Ltd.                Barbados                   None

Case Belgium N.V.                        Belgium                    None

Case Beteiligungsverwaltung GmbH         Austria                    None

Case Bodenverdichtungsgerate             Germany                    None
Verwaltungs GmbH

Case bor-mor Holdings, Inc.              Minnesota                  None

Case Brasil & Cia                        Brazil                     None

Case Brazil Holdings, Inc.               Delaware                   None

Case Canada Corporation                  Ontario                    Case Canada,
                                                                    Case Power &
                                                                    Equipment

Case Canada Equipment Corporation        Delaware                   None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1997

                                        STATE OR OTHER          OTHER NAME(S)
                                       JURISDICTION OF           UNDER WHICH
                                       INCORPORATION OR        SUBSIDIARY DOES
NAME OF SUBSIDIARY                       ORGANIZATION             BUSINESS
------------------                     ----------------        ---------------

Case Canada Investments, Ltd.            Alberta                    None

Case Canada Receivables, Inc.            Alberta                    None

Case CDC Holdings, Inc.                  Delaware                   None

Case Corporation Pty. Ltd.               Australia                  None

Case Credit Australia Investments        Australia                  None
Pty. Ltd.

Case Credit Australia Pty., Ltd.         Australia                  None

Case Credit Corporation                  Delaware                   None

Case Credit Europe S.A.S.                France (50% ownership)     None

Case Credit Global Investments Ltd.      Bermuda                    None

Case Credit Holdings Limited             Delaware                   None

Case Credit Insurance Agency Inc.        Delaware                   None

Case Credit Limited                      United Kingdom             None

Case Credit Ltd.                         Alberta                    None

Case Credit Wholesale Pty. Limited       Australia                  None

Case Credits Limited                     United Kingdom             None

Case Currency Management, Inc.           Delaware                   None

Case Equipment Baumaschinen GmbH         Germany                    None

Case Equipment Holdings Limited          Delaware                   None

Case Equipment International             Delaware                   None
Corporation

Case Equipment International             Delaware                   None
Marketing, Inc.

Case Europe S.A.R.L.                     France                     None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1997

                                        STATE OR OTHER          OTHER NAME(S)
                                       JURISDICTION OF           UNDER WHICH
                                       INCORPORATION OR        SUBSIDIARY DOES
NAME OF SUBSIDIARY                       ORGANIZATION             BUSINESS
------------------                     ----------------        ---------------

Case France S.A.                         France                     None

Case Germany GmbH                        Germany                    None

Case India Limited                       Delaware                   None

Case International Marketing, Inc.       Delaware                   None

Case Irrigation Company                  Delaware                   None

Case Italy SpA                           Italy                      None

Case Leasing Asset Securitization Inc.   Delaware                   None

Case Licensing/Lending Company           Delaware                   None

Case Melbourne Pty. Ltd.                 Australia                  None

Case Mexico, S.A.                        Mexico                     None

Case Poclain GmbH & Co. KG.              German General             None
                                         Partnership

Case Receivables II Inc.                 Delaware                   None

Case Receivables, Inc.                   Delaware                   None

Case Spain S.A.                          Spain                      None

Case Sprayers Limited                    United Kingdom             None

Case Steyr Landmaschinentechnik AG       Austria                    None

Case United Kingdom Limited              United Kingdom             None

Case Wholesale Receivables, Inc.         Delaware                   None

Case-Poclain Limited                     United Kingdom             None

Concord, Inc.                            North Dakota               None

Consolidated Diesel Company              North Carolina General     None
                                         Partnership

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1997

                                            STATE OR OTHER        OTHER NAME(S)
                                           JURISDICTION OF         UNDER WHICH
                                           INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                           ORGANIZATION           BUSINESS
------------------                           ------------           --------
Consolidated Diesel of North               North Carolina             None
Carolina, Inc.

Consolidated Diesel, Inc.                  Delaware                   None

David Brown Tractors (Belfast) Ltd.        United Kingdom             None

David Brown Tractors (Ireland) Ltd.        Ireland                    None

David Brown Tractors (Retail) Ltd.         United Kingdom             None

David Brown Tractors Limited               United Kingdom             None

Farm One AgServices, Inc.                  Delaware                   None

Fermec Baumaschinen GmbH                   Germany                    None

Fermec Holdings Limited                    United Kingdom             None

Fermec International Limited               United Kingdom             None

Fermec Manufacturing Limited               United Kingdom             None

Fermec North America Limited               United Kingdom             None

Fermec S.A.                                France                     None

Fermec Trustee Limited                     United Kingdom             None

Fortschritt Erntemaschinen GmbH            Germany                    None

Grand Detour Plow Company                  Wisconsin                  None

Hay & Forage Industries                    Kansas General             None
                                           Partnership

HFI Holdings, Inc.                         Delaware                   None

Highlyn Pty. Ltd.                          Australia                  None

International Harvester Company            Delaware                   None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1997

                                            STATE OR OTHER        OTHER NAME(S)
                                           JURISDICTION OF         UNDER WHICH
                                           INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                           ORGANIZATION           BUSINESS
------------------                           ------------           --------
International Harvester Co.
of Belgium N.V.                            Belgium                    None

International Harvester Co. of
Great Britain Limited                      United Kingdom             None

J. I. Case A/S                             Denmark                    None

J. I. Case Argentina, S.A.                 Argentina                  None

J. I. Case Company Limited                 United Kingdom             None

J. I. Case Germany Holdings, Inc.          Delaware                   None

J. I. Case International, S.A.             Venezuela                  None

J. I. Case Leasing Corporation             Wisconsin                  None

J. I. Case Property Company                Delaware                   None

J. I. Case Threshing Machine Company       Wisconsin                  None

Jaxborough Pty. Ltd.                       Australia                  None

Kase, S.A. De C.V.                         Mexico                     None

Kestrin Pty. Ltd.                          Australia                  None

Lake Hull Pty. Ltd.                        Australia                  None

Liuzhou Case Liugong Construction
Equipment Company Limited                  China                      None

Masstock (Zambia) Limited                  Zambia                     None

Megavolt L.P.                              Delaware Limited           None
                                           Partnership
Poclain do Brasil S.A.                     Brazil                     None

Poclain GmbH                               Germany                    None

                       SUBSIDIARIES OF CASE CORPORATION
                            As of December 31, 1997

                                            STATE OR OTHER        OTHER NAME(S)
                                           JURISDICTION OF         UNDER WHICH
                                           INCORPORATION OR      SUBSIDIARY DOES
NAME OF SUBSIDIARY                           ORGANIZATION           BUSINESS
------------------                           ------------           --------
Poclain Limited                            United Kingdom             None

Poclain Services North America Inc.        Delaware                   None

PPM do Brasil Ltda.                        Brazil                     None

Pryor Foundry, Inc.                        Oklahoma                   None

Receivables Credit Corporation             Alberta                    None

Receivables Credit II Corporation          Alberta                    None

Receivables Credit III Corporation         Alberta                    None

Servicios Case Mexicana, S.A. de C.V.      Mexico                     None

Steiger Credit Canada Ltd.                 Saskatchewan               None

Steiger Credit Company                     North Dakota               None

Steiger International, Ltd.                Guam                       None

Steyr Traktoren Handels GmbH               Germany                    None

Tractorwork, Limited                       United Kingdom             None

Ukrainian Agricultural Development Co.     Delaware                   None

Universaltrac Geteiligungs GmbH            Germany                    None

UzCaseagroleasing                          Uzbekistan                 None

UzCaseMash                                 Uzbekistan                 None

Versatile Credit Pty. Ltd.                 Australia                  None

Versatile Farm Equipment Pty. Ltd.         Australia                  None

----------------------------------

*  Indicates less than 10% equity ownership interest.